UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] PRE-EFFECTIVE AMENDMENT NO. __
[   ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

Calvert Variable Series, Inc.
(Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number
800-368-2745

Approx. Date of Proposed Public
Offering: September 27, 2007
(Date of Reorganization)

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Title of Securities Being Registered: Common Shares

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

-----------------------------

The registrant hereby amends this registration statement on such date as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

-----------------------------


August ___, 2007

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Variable Series, Inc. ("CVS") Calvert Social Small Cap Growth Portfolio, in connection with the proposed merger of the Portfolio into the CVS Calvert Social Mid Cap Growth Portfolio on September 27, 2007, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the Calvert Social Small Cap Growth Portfolio for shares of equal value in the Calvert Social Mid Cap Growth Portfolio. The Board of Directors of CVS, including myself, believe this change is in the best interests of the Calvert Social Small Cap Growth Portfolio and you, as a shareholder.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage-paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2750.

Sincerely,

Barbara J. Krumsiek
Chairperson

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 27, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the Calvert Social Small Cap Growth Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Thursday, September 27, 2007, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization (the "Plan of Reorganization"), dated June 7, 2007, providing for the transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio, a series of the Fund, in exchange for shares of equal value of the Calvert Social Mid Cap Growth Portfolio. The Plan of Reorganization also provides for the distribution of those shares of the Calvert Social Mid Cap Growth Portfolio to shareholders of the Calvert Social Small Cap Growth Portfolio, in liquidation and subsequent termination of the Calvert Social Small Cap Growth Portfolio.

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Calvert Social Small Cap Growth Portfolio, the Board of Directors has fixed the close of business on July 13, 2007 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

August ___, 2007

By Order of the Board of Directors,

William M. Tartikoff, Esq.

Vice President

PROSPECTUS AND PROXY STATEMENT
August ___, 2007

Acquisition of the assets of
Calvert Social Small Cap Growth Portfolio

By and in exchange for shares of
Calvert Social Mid Cap Growth Portfolio

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio (the "Reorganization"). Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Small Cap Growth Portfolio. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Calvert Social Small Cap Growth Portfolio is a series of Calvert Variable Series, Inc. (the "Fund"), an open-end series management investment company organized as a Maryland corporation. The investment objective for the Calvert Social Small Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. As of July 13, 2007, net assets of the Portfolio were $__________.

The Calvert Social Mid Cap Growth Portfolio is also a series of the Fund. The investment objective for the Calvert Social Mid Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Fund's Board of Directors without shareholder approval. As of July 13, 2007, net assets of the Portfolio were $___________.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to shareholders is August ___, 2007.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Calvert Social Mid Cap Growth Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Calvert Social Mid Cap Growth Portfolio (dated April 30, 2007), which has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. A Statement of Additional Information dated August ___, 2007 ("Merger SAI"), containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information for the Calvert Social Small Cap Growth Portfolio, and the Annual Report to Shareholders for the period ended December 31, 2006, and the Semi-Annual Report to Shareholders for the period ended June 30, 2006, for the Fund, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS
Synopsis	__
Expenses and Past Performance Comparisons	__
Risk Factors and Investment Restrictions	__
Reasons for the Reorganization	__
Information about the Reorganization	__
Information about Calvert Social Mid Cap Growth Portfolio	__
Shareholder Information for Calvert Social Mid Cap Growth Portfolio	__
Comparative Information on Shareholder Rights	__
General Information about the Portfolios	__
Financial Statements and Experts	__
Voting Information	__
Shareholder Proposals	__
Other Business	__
Adjournment	__
Exhibit A - Agreement and Plan of Reorganization	__

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of the Fund (the "Directors") believes that the proposed Reorganization would be in the best interest of the shareholders of the Calvert Social Small Cap Growth Portfolio. In reaching this conclusion, the Directors considered the relatively small size of the Calvert Social Small Cap Growth Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future, and that the Reorganization will offer shareholders of the Calvert Social Small Cap Growth Portfolio the opportunity to pursue a similar investment objective in a larger portfolio. The Directors also considered the fact that:

1. Both Portfolios seek long-term capital appreciation by investing in equity securities;

2. Both Portfolios invest in stocks that combine growth and value characteristics;

3. Both Portfolios are socially screened;

4. Both Portfolios are managed by the same investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), although they have different investment sub-advisors;

5. The Reorganization is not expected to have any tax impact on the policyholders and contract owners; and

6. The interests of the existing shareholders will not be diluted as a result of the Reorganization.

The Directors have also approved the Reorganization on behalf of the Calvert Social Mid Cap Growth Portfolio. The Directors concluded that the proposed Reorganization would be in the best interests of the shareholders of the Calvert Social Mid Cap Growth Portfolio and that the interests of the shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for the transfer of all the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio.

Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to the respective shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and the Calvert Social Small Cap Growth Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of full and fractional Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's shares of the Calvert Social Small Cap Growth Portfolio. For the reasons stated above, the Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), have concluded that the Reorganization into the Calvert Social Mid Cap Growth Portfolio would be in the best interest of the shareholders of the Calvert Social Small Cap Growth Portfolio and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert Social Mid Cap Growth Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the Calvert Social Small Cap Growth Portfolio. In addition, the tax basis of the Calvert Social Small Cap Growth Portfolio's assets in the hands of the Calvert Social Mid Cap Growth Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Calvert Social Small Cap Growth Portfolio prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives, policies and strategies of the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are similar and are summarized below. A principal difference is that the Calvert Social Small Cap Growth Portfolio invests primarily in small-cap companies, whereas the Calvert Social Mid Cap Growth Portfolio invests primarily in mid-cap companies. In addition, Calvert Social Small Cap Growth Portfolio is a diversified fund, while Calvert Social Mid Cap Growth Portfolio is nondiversified, so Calvert Social Mid Cap Growth Portfolio may invest more of its assets in a smaller number of companies. Calvert Social Mid Cap Growth Portfolio also has more flexibility to invest in foreign securities. For a more detailed description of the investment techniques used by the Portfolios, and for more information concerning the risks associated with investments in the Portfolios, see the Portfolios' respective Prospectuses.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have similar investment objectives and principal investment strategies:

  Calvert Social Small Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Stocks chosen for Calvert Social Small Cap Growth Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

  Calvert Social Mid Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. The Subadvisor for Calvert Social Mid Cap Growth Portfolio favors companies which have an above market average prospective growth rate, but sell at below market average valuations.

  Both Portfolios invest with the philosophy that long-term rewards to investors will come from those companies and other entities whose products and services are sustainable, enhance the human condition and promote common global values, such as equality of opportunity and cooperative effort. All investments for each Portfolio are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Risk Factors. As growth funds, both Portfolios share similar risks. In addition, Calvert Social Small Cap Growth Portfolio is subject to the risks associated with investing in small-cap companies, while Calvert Social Mid Cap Growth Portfolio is subject to the risks associated with investing in mid-cap companies.

Additional risks are discussed further herein.

Distribution Policies and Purchase, Exchange and Redemption Procedures. The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical procedures concerning dividends and distributions. Any distributions of a Portfolio's net investment income or realized net capital gains, if any, are normally paid once a year. It is expected that, shortly before the Closing Date (as defined in the Plan of Reorganization), the Calvert Social Small Cap Growth Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical procedures for purchasing shares.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical redemption procedures. Shares of the Calvert Social Mid Cap Growth Portfolio and the Calvert Social Small Cap Growth Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

EXPENSES AND PAST PERFORMANCE COMPARISONS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: The table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

	Calvert Social Small Cap Growth Portfolio	Calvert Social Mid Cap Growth Portfolio	Pro Forma Combined Calvert Social Mid Cap Growth Portfolio
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	N/A	N/A	N/A
Maximum Deferred Sales Load	N/A	N/A	N/A

Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets)

Management Fees	1.00%	0.90%
Other Expenses[2]	0.44%	0.27%
Total Fund Operating Expenses[3]	1.44%	1.17%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

3 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. The amount of this credit received by the Portfolio, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offsets" and "Net Expenses". Net operating expenses after reductions for fees paid indirectly and fee waivers were 1.37% and 1.15% for Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, for the year ended December 31, 2006.

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;

  You reinvest all dividends and distributions;

  Your investment has a 5% return each year; and

  The Portfolio's operating expenses remain the same.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)
	1 Year	3 Years	5 Years	10 Years

Calvert Social Small Cap Growth Portfolio	$147	$456	$787	$1,724

Calvert Social Mid Cap Growth Portfolio	$119	$372	$644	$1,420

Pro Forma - Surviving
Calvert Social Mid Cap Growth Portfolio

Past Performance. Total return information for both Portfolios is set forth in the chart below:

Average Annual Total Returns (for the periods ended 12.31.06)
	1 year	5 year	10 Years

Calvert Social Small Cap Growth	0.79%	1.80%	2.66%
Calvert Social Mid Cap Growth	6.88%	2.09%	6.43%

Past performance does not necessarily indicate how a portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities and the capital loss carryforwards of the Calvert Social Small Cap Growth as of June 30, 2007.

Calvert Social Small Cap Growth
Capital Loss Carryforward	$
Realized Gains (losses)	$
Net unrealized appreciation (depreciation)	$

If the Reorganization does not occur, the Calvert Social Small Cap Growth's loss carryforwards should be available to offset any net realized capital gains of the Calvert Social Small Cap Growth through their expiration date in ____________. It is anticipated that no distributions of net realized capital gains would be made by the Calvert Social Small Cap Growth until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, the Calvert Social Mid Cap Growth Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the Calvert Social Small Cap Growth because of limitations imposed by the Code on the occurrence of an ownership change. The Calvert Social Mid Cap Growth Portfolio should be able to use in each year a capital loss carryforward in an amount equal to the net asset value of the Calvert Social Small Cap Growth on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2007, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about September 27, 2007.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, since the shareholders as separate accounts of insurance companies, pay no tax on their income.

Capitalization. The following table shows the capitalization of the Portfolios as of December 31, 2006, and of the Calvert Social Mid Cap Growth Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Calvert Social Mid Cap Growth Portfolio of the assets of the Calvert Social Small Cap Growth Portfolio at net asset value.

	Calvert Social Small Cap Growth Portfolio	Calvert Social Mid Cap Growth Portfolio

Net assets	$10,690,476	$49,092,701
Shares outstanding	694,834	1,734,837
Net asset value per share	$15.39	$28.30

		Pro Forma Surviving Calvert Social Mid Cap Growth Portfolio*

	Pro Forma Adjustment

Net assets	($_________)	$
Shares outstanding
Net asset value per share		$

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of the Portfolio on the acquisition date.

Pro forma financial statements for the fiscal year ended December 31, 2006 are incorporated by reference in the Merger SAI. Because the Plan of Reorganization provides that the Calvert Social Mid Cap Growth Portfolio will be the surviving Portfolio following the Reorganization, the pro forma financial statements reflect the transfer of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio, as contemplated by the Plan of Reorganization.

RISK FACTORS AND INVESTMENT RESTRICTIONS

Because the Calvert Social Mid Cap Growth Portfolio and the Calvert Social Small Cap Growth Portfolio pursue similar investment programs, the Portfolios share similar principal risks, which include the following:

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Calvert Social Small Cap Growth Portfolio has the following additional principal risk, which is not a principal risk of the Calvert Social Mid Cap Growth Portfolio:

  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Social Mid Cap Growth Portfolio has the following additional principal risks, which are not principal risks of the Calvert Social Small Cap Growth Portfolio:

  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

Each Portfolio has adopted fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio. Each Portfolio has also adopted nonfundamental investment restrictions, which can be changed by the Board at any time without a shareholder vote. The investment restrictions of both Portfolios are very similar; however, there are some differences. Both Portfolios' investment restrictions are provided below.

Both Portfolios share the following fundamental investment restrictions:

(1) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(2) Each Portfolio may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed).

(3) Each Portfolio may not underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer or from an underwriter for an issuer, may be deemed to be an underwriting.

(4) Each Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that each Portfolio may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(5) Neither Portfolio may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Portfolio's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under the interpretation of the SEC staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry. Under current law a Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Calvert Social Small Cap Growth Portfolio has the following additional fundamental investment restriction:

The Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Under current law a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Both Portfolios share the following nonfundamental investment restrictions:

(1) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of a Portfolio's total assets.

(2) Each Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

(3) Each Portfolio may not write options on more than 50% of their total assets.

(4) Each Portfolio may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

Calvert Social Small Cap Growth Portfolio has the following additional nonfundamental investment restriction:

Social Small Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in small-cap companies. The Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Calvert Social Mid Cap Growth Portfolio has the following additional nonfundamental investment restrictions:

(1) Social Mid Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in the common stocks of mid-cap companies. The Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

(2) Social Mid Cap Growth may not make short sales of securities or purchase any securities on margin except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

See the Portfolios' respective Prospectuses and Statements of Additional Information for further information.

REASONS FOR THE REORGANIZATION

The Directors of the Fund, including its Independent Directors, have determined that the Reorganization would be in the best interests of the Calvert Social Small Cap Growth Portfolio, and that the interests of the Calvert Social Small Cap Growth Portfolio's shareholders would not be diluted as a result of effecting the Reorganization. At a meeting held on June 7, 2007, the Directors approved the proposed Merger and recommended its approval by shareholders. The principal reasons why the Directors are recommending the Reorganization are as follows:

(i) Appropriate Investment Objectives, Etc. The investment objective, policies, and restrictions of the Calvert Social Mid Cap Growth Portfolio are similar to those of the Calvert Social Small Cap Growth Portfolio, and the Directors believe that an investment in shares of the Calvert Social Mid Cap Growth Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by the Calvert Social Small Cap Growth Portfolio.

(ii) Lower Operating Expenses. The Directors considered that the operating expenses of the Calvert Social Mid Cap Growth Portfolio after the Reorganization will be lower than the operating expenses borne by the Calvert Social Small Cap Growth Portfolio.

(iii) Advantage of Economies of Scale. The Directors also considered the advantages of combining the Calvert Social Small Cap Growth Portfolio into another Portfolio with a similar investment objective and style. The Directors believe that the Calvert Social Small Cap Growth Portfolio shareholders will continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.

(iv) Tax Status. The Directors further considered the fact that the Reorganization is not expected to have a tax effect on the policyholders and contract owners.

(v) Dilution. And lastly, the Directors considered the fact that the Reorganization will not dilute the interest of the current Calvert Social Small Cap Growth Portfolio shareholders.

Further, in connection with their consideration of these matters, the Directors were also advised by counsel to the Independent Directors of their fiduciary responsibilities to the Calvert Social Small Cap Growth Portfolio' shareholders and the legal issues involved.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the fact that Calvert Social Mid Cap Growth Portfolio has performed better than Calvert Social Small Cap Growth Portfolio over the past ten years; (2) the expenses and advisory fees applicable to the Calvert Social Small Cap Growth Portfolio before the Reorganization and the estimated lower expense ratio for shareholders in the Calvert Social Mid Cap Growth Portfolio after the Reorganization, compared to that of the Calvert Social Small Cap Growth Portfolio; (3) the terms and conditions of the Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current the Calvert Social Small Cap Growth Portfolio shareholders' interests; (4) the economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both the Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio; and (6) the costs estimated to be incurred to complete the Reorganization. Thus, when considering all of the above factors, the Directors determined that the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio would be in the best interest of the Calvert Social Small Cap Growth Portfolio and of its shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Plan of Reorganization, the Independent Directors approved the reorganization proposal and recommended its approval by the Calvert Social Small Cap Growth Portfolio's shareholders. In connection with the approval, the Directors considered among other things, the following more technical point of the possible merger, that being that the Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. Shareholders of the Calvert Social Small Cap Growth Portfolio are being asked to approve the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio. The merger is proposed to take place pursuant to a Plan of Reorganization between the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio, a form of which is attached to this Prospectus and Proxy Statement as Exhibit A.

The proposed Plan of Reorganization provides that the Calvert Social Mid Cap Growth Portfolio will acquire all the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio on September 27, 2007. The material terms of the Plan of Reorganization are summarized below; nonetheless, discussion of the Plan of Reorganization herein is qualified in its entirety by reference to the Plan of Reorganization in Exhibit A. The number of full and fractional Calvert Social Mid Cap Growth Portfolio shares to be issued to shareholders of the Calvert Social Small Cap Growth Portfolio will equal the value of the shares of the Calvert Social Small Cap Growth Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of the Calvert Social Small Cap Growth Portfolio will be valued in accordance with the valuation practices of the Calvert Social Mid Cap Growth Portfolio (See "General Information about the Fund"). At the time of the Reorganization, the Calvert Social Small Cap Growth Portfolio will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Calvert Social Small Cap Growth Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on September 27, 2007, the full and fractional shares of the Calvert Social Mid Cap Growth Portfolio at an aggregate net asset value equal to the value of the shareholder's shares in the Calvert Social Small Cap Growth Portfolio next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act") by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Calvert Social Mid Cap Growth Portfolio, representing the respective pro rata number of full and fractional shares of the Calvert Social Mid Cap Growth Portfolio due shareholders of the Calvert Social Small Cap Growth Portfolio.

The consummation of the Plan of Reorganization is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan of Reorganization shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Calvert Social Small Cap Growth Portfolio.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan of Reorganization, the respective representations and warranties contained in this Plan of Reorganization shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2006, as applicable. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan of Reorganization.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Fund and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan of Reorganization, this Prospectus and Proxy Statement, and on such other written representations as the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Calvert Social Small Cap Growth Portfolio nor the Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio shares, and, in the case of the Calvert Social Small Cap Growth Portfolio, upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio shares to the Calvert Social Small Cap Growth Portfolio shareholders in exchange for their shares of capital stock of the Calvert Social Small Cap Growth Portfolio;

(2) The shareholders of the Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of Calvert Social Mid Cap Growth Portfolio shares received by shareholders of the Calvert Social Small Cap Growth Portfolio will be the same as the tax basis of the shares of capital stock of the Calvert Social Small Cap Growth Portfolio surrendered in the exchange; and the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of the Calvert Social Small Cap Growth Portfolio will include the period during which the shares of the Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of the Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Calvert Social Small Cap Growth Portfolio's assets acquired by the Calvert Social Mid Cap Growth Portfolio will be the same as the tax basis of such assets to the Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Calvert Social Small Cap Growth Portfolio in the hands of the Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by the Calvert Social Small Cap Growth Portfolio.

Terms for Abandonment of the Reorganization. The Plan of Reorganization may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of the Calvert Social Small Cap Growth Portfolio, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan of Reorganization has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan of Reorganization, the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $10,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization.

Description of Calvert Social Mid Cap Growth Portfolio Shares. Full and fractional shares of Calvert Social Mid Cap Growth Portfolio will be issued to each shareholder in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan of Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Calvert Social Small Cap Growth Portfolio should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Calvert Social Small Cap Growth Portfolio should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving Calvert Social Mid Cap Growth Portfolio, as a percent of net assets, will be less than those for the Calvert Social Small Cap Growth Portfolio. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by the Calvert Social Small Cap Growth Portfolio shareholders.

INFORMATION ABOUT CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of the Calvert Social Mid Cap Growth Portfolio are similar to those of the Calvert Social Small Cap Growth Portfolio.

Objective. Calvert Social Mid Cap Growth seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies. Under normal circumstances, at least 80% of Calvert Social Mid Cap Growth Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation.)

The Portfolio currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell MidCap Growth Index. The Russell MidCap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell MidCap Growth Index was $343 million to $21.2 billion as of December 31, 2006. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Portfolio also may purchase stocks outside the Russell MidCap Growth Index. Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Portfolio may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those companies and other entities whose products and services are sustainable, enhance the human condition and promote common global values, such as equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Principal Risks

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Management.

CAMCO (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. CAMCO is registered as an investment advisor under the Investment Advisers Act of 1940. Calvert has been managing mutual funds since 1976 and is the investment advisor for 42 mutual fund portfolios, including the first family and broadest array of socially screened funds. As of June 30, 2007, Calvert had over $15 billion in assets under management.

CAMCO serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

New Amsterdam Partners LLC ("New Amsterdam") (475 Park Avenue South, 20th Floor, New York, NY 10016) serves as the investment subadvisor for the Portfolio. New Amsterdam is controlled by Michelle Clayman, CFA. As of June 30, 2007, New Amsterdam had over $___ billion in assets under management.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees. New Amsterdam receives a subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for Calvert Social Mid Cap Growth Portfolio.

Other Management Arrangements.

Calvert Distributors, Inc. ("CDI") serves as the principal underwriter and distributor for the Calvert Social Mid Cap Growth Portfolio. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. CDI is entitled to compensation for services performed and expenses assumed. Payments to CDI may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2006. CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers. As the advisor and distributor, CAMCO and CDI, at their own expense, may incur costs or pay expenses associated with the distribution of the Fund's shares.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd., is the Fund's administrator.

Boston Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., is the Fund's shareholder servicing agent.

SHAREHOLDER INFORMATION FOR

CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

Purchase, Exchange and Redemption of Shares. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Directors intend to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share. The NAV of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open. Generally, portfolio securities and other assets are valued based on market quotations.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

Dividends and Distributions. It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes. As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains.

The Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For purposes of this test all securities of the same issuer are treated as a single investment and each government agency or instrumentality shall be treated as a separate issuer.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the Prospectus for the Policies.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are series of Calvert Variable Series, Inc., a Maryland corporation. With both Portfolios organized under the same regulated investment company, they share identical Articles of Incorporation and By-laws.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about the Calvert Social Small Cap Growth Portfolio is included in its Prospectus, which all shareholders have received. Further information is included in the Calvert Social Small Cap Growth Portfolio's Statement of Additional Information. Both the Prospectus and the Statement of Additional Information are dated April 30, 2007. You may obtain additional copies for both Portfolios, as well as, quarterly, semi-annual, and annual reports, by writing the Fund at Calvert Variable Series, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. Both Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of the Calvert Social Small Cap Growth Portfolio for the period ended December 31, 2006, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, Independent Public Registered Accounting Firm, to the Calvert Social Small Cap Growth Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand both Portfolios' financial performance for the past five (5) fiscal years . The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
	Years Ended
	December 31, 2006	December 31, 2005	December 31, 2004
______________________________________________________________
Net asset value, beginning	$15.26	$16.81	$15.21
Income from investment operations
Net investment income (loss)	(.14)	(.08)	(.02)
Net realized and unrealized gain (loss)	.27	(1.47)	1.62
Total from investment operations	.13	(1.55)	1.60
Total increase (decrease) in net asset value	.13	(1.55)	1.60
Net asset value, ending	$15.39	$15.26	$16.81
Total return*	.85%	(9.22%)**	10.52%
Ratios to average net assets:A
Net investment income (loss)	(.83%)	(.46%)	(.15%)
Total expenses	1.44%	1.56%	1.39%
Expenses before offsets	1.44%	1.53%	1.35%
Net expenses	1.37%	1.44%	1.31%
Portfolio turnover	152%	196%	77%
Net assets, ending (in thousands)	$10,690	$12,719	$17,939
	Years Ended
	December 31, 2003	December 31, 2002
______________________________________________________________
Net asset value, beginning	$11.03	$14.80
Income from investment operations
Net investment income (loss)	(.04)	.37
Net realized and unrealized gain (loss)	4.41	(3.71)
Total from investment operations	4.37	(3.34)
Distributions from
Net investment income	(.19)	(.19)
Net realized gains	---	(.24)
Total distributions	(.19)	(.43)
Total increase (decrease) in net asset value	4.18	(3.77)
Net asset value, ending	$15.21	$11.03
Total return*	39.57%	(22.55%)
Ratios to average net assets:A
Net investment income (loss)	(.36%)	2.66%
Total expenses	1.42%	1.38%
Expenses before offsets	1.36%	1.32%
Net expenses	1.31%	1.28%
Portfolio turnover	63%	66%
Net assets, ending (in thousands)	$16,328	$12,004
______________________________________________________________

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Total return would have been (9.40%) without the payment by affiliate. On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
	Years Ended
	December 31, 2006	December 31, 2005	December 31, 2004
______________________________________________________________
Net asset value, beginning	$26.47	$26.36	$24.11
Income from investment operations
Net investment income (loss)	(.16)	(.22)	(.20)
Net realized and unrealized gain (loss)	1.99	.33	2.45
Total from investment operations	1.83	.11	2.25
Total increase (decrease) in net asset value	1.83	.11	2.25
Net asset value, ending	$28.30	$26.47	$26.36
Total return*	6.91%	.42%	9.33%
Ratios to average net assets:A
Net investment income (loss)	(.51%)	(.73%)	(.83%)
Total expenses	1.17%	1.20%	1.17%
Expenses before offsets	1.17%	1.19%	1.16%
Net expenses	1.15%	1.17%	1.15%
Portfolio turnover	38%	142%	89%
Net assets, ending (in thousands)	$49,093	$57,718	$69,492
	Years Ended
	December 31, 2003	December 31, 2002
______________________________________________________________
Net asset value, beginning	$18.31	$25.51
Income from investment operations
Net investment income (loss)	(.17)	(.19)
Net realized and unrealized gain (loss)	5.97	(7.01)
Total from investment operations	5.80	(7.20)
Distributions from
Net realized gains	---	---
Total distributions	---	---
Total increase (decrease) in net asset value	5.80	(7.20)
Net asset value, ending	$24.11	$18.31
Total return*	31.68%	(28.22%)
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(.90%)
Total expenses	1.20%	1.19%
Expenses before offsets	1.19%	1.18%%
Net expenses	1.17%	1.16%
Portfolio turnover	148%	134%
Net assets, ending (in thousands)	$62, 596	$44,176
______________________________________________________________

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

VOTING INFORMATION

Proxies from the shareholders of the Calvert Social Small Cap Growth Portfolio are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Thursday, September 27, 2007, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Calvert Social Small Cap Growth Portfolio or by proxy soliciting firms retained for this purpose.

Quorum. The Reorganization must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Portfolio.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of the Calvert Social Mid Cap Growth Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Proportional Voting. As the owner of a variable life insurance policy or a variable annuity contract, you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contract owners who respond with their voting instructions.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of the Calvert Social Small Cap Growth Portfolio of record at the close of business on July 13, 2007 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of July 13, 2007, as shown on the books of the Calvert Social Small Cap Growth Portfolio, there were ____________ issued and outstanding shares. As of July 13, 2007, the officers and Directors of the Fund as a group, beneficially owned less than 1% of the outstanding shares of the Calvert Social Small Cap Growth Portfolio.

As of July 13, 2007, the following shareholders owned of record 5% or more of the shares of the Fund:

[	]

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. If the Reorganization described in this Prospectus and Proxy Statement is consummated, there will be no further meetings of the shareholders of the Calvert Social Small Cap Growth Portfolio.

OTHER BUSINESS

The Board of Directors of the Calvert Variable Series, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Secretary

THE BOARD OF DIRECTORS OF THE CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

Investment Company Act File No.: 811-3591

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 7, 2007, is between the Calvert Social Small Cap Growth Portfolio, a series of Calvert Variable Series, Inc., and the Calvert Social Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Calvert Social Small Cap Growth Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Calvert Social Mid Cap Growth Portfolio shall furnish to Calvert Social Small Cap Growth Portfolio such data and information as shall be reasonably requested by Calvert Social Small Cap Growth Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. Calvert Social Small Cap Growth Portfolio will convey, transfer, and deliver to Calvert Social Mid Cap Growth Portfolio all of the then-existing assets of Calvert Social Small Cap Growth Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Calvert Social Mid Cap Growth Portfolio agrees at the Closing:

(i) to deliver to Calvert Social Small Cap Growth Portfolio in exchange for the assets the number of full and fractional shares of common stock of Calvert Social Mid Cap Growth Portfolio ("Calvert Social Mid Cap Growth Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Calvert Social Small Cap Growth Portfolio Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Social Mid Cap Growth Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Calvert Social Small Cap Growth Portfolio as of the close of business on the Closing Date. It is expressly agreed that there will be no sales charge to Calvert Social Small Cap Growth Portfolio, or to any of the shareholders of Calvert Social Small Cap Growth Portfolio upon distribution of Calvert Social Mid Cap Growth Portfolio Shares to them; and

(ii) not to assume any of Calvert Social Small Cap Growth Portfolio's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of Calvert Social Small Cap Growth Portfolio at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

(a) The value of Calvert Social Small Cap Growth Portfolio's net assets to be transferred to Calvert Social Mid Cap Growth Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Social Mid Cap Growth Portfolio's prospectus.

(b) The net asset value per share of Calvert Social Mid Cap Growth Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Social Mid Cap Growth Portfolio's Controller using the same valuation procedures as set forth in Calvert Social Mid Cap Growth Portfolio's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Calvert Social Small Cap Growth Portfolio's net assets to be transferred to Calvert Social Mid Cap Growth Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Small Cap Growth Portfolio, shall be furnished by Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Social Mid Cap Growth Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Mid Cap Growth Portfolio, shall be furnished by Calvert Social Mid Cap Growth Portfolio to Calvert Social Small Cap Growth Portfolio at the Closing.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Calvert Social Small Cap Growth Portfolio will distribute pro rata to Calvert Social Small Cap Growth Portfolio shareholders of record as of the close of business on the Closing Date the shares of Calvert Social Mid Cap Growth Portfolio received by Calvert Social Small Cap Growth Portfolio pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Social Mid Cap Growth Portfolio in the names of each such shareholder of Calvert Social Small Cap Growth Portfolio, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Social Mid Cap Growth Portfolio due to each. No such shareholder accounts shall be established by Calvert Social Mid Cap Growth Portfolio or its transfer agent for Calvert Social Mid Cap Growth Portfolio except pursuant to written instructions from Calvert Social Small Cap Growth Portfolio, and Calvert Social Small Cap Growth Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert Social Small Cap Growth Portfolio shareholder a pro rata share of the number of shares of Calvert Social Mid Cap Growth Portfolio received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Social Mid Cap Growth Portfolio or its transfer agent to each shareholder of Calvert Social Small Cap Growth Portfolio receiving such distribution of shares of Calvert Social Mid Cap Growth Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Calvert Social Mid Cap Growth Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Calvert Social Mid Cap Growth Portfolio will be issued only for full shares of Calvert Social Mid Cap Growth Portfolio and any fractional interests in shares shall be credited in the shareholder's account with Calvert Social Mid Cap Growth Portfolio.

(d) As promptly as is practicable after the liquidation of Calvert Social Small Cap Growth Portfolio, and in no event later than 12 months from the date of this Agreement, Calvert Social Small Cap Growth Portfolio shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e) Immediately after the Closing Date, the share transfer books of Calvert Social Small Cap Growth Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5. ARTICLES OF INCORPORATION AND BY-LAWS

(a) Articles of Incorporation. The Articles of Incorporation of Calvert Variable Series, Inc., which governs its series, Calvert Social Mid Cap Growth Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation until amended as provided by law.

(b) By-laws. The By-laws of Calvert Variable Series, Inc., which govern its series, Calvert Social Mid Cap Growth Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Calvert Social Small Cap Growth Portfolio's Articles of Incorporation or said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

(a) Organization, Existence, etc. Calvert Social Mid Cap Growth Portfolio is a duly organized series of Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, Calvert Social Mid Cap Growth Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Social Mid Cap Growth Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert Variable Series, Inc., of which Calvert Social Mid Cap Growth Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Social Mid Cap Growth Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2006, 1,000,000,000 shares were outstanding, and no shares were held in the treasury of Calvert Social Mid Cap Growth Portfolio. All of the outstanding shares of Calvert Social Mid Cap Growth Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Social Mid Cap Growth Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Social Mid Cap Growth Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of its series, Calvert Social Mid Cap Growth Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Variable Series, Inc. and no other proceedings by Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Social Mid Cap Growth Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Calvert Variable Series, Inc. on behalf of its series, Calvert Social Mid Cap Growth Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Social Mid Cap Growth Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2006, or otherwise previously disclosed to Calvert Social Small Cap Growth Portfolio, none of which has been materially adverse to the business, assets or results of operations of Calvert Social Mid Cap Growth Portfolio.

(g) Litigation. To the knowledge of Calvert Social Mid Cap Growth Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Social Mid Cap Growth Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Social Small Cap Growth Portfolio under which no default exists, Calvert Social Mid Cap Growth Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Registration Statement. Calvert Social Mid Cap Growth Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert Social Mid Cap Growth Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Social Mid Cap Growth Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Social Small Cap Growth Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7. REPRESENTATIONS AND WARRANTIES OF CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

(a) Organization, Existence, etc. The Calvert Social Small Cap Growth Portfolio is a duly organized series of the Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Calvert Social Small Cap Growth Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Social Small Cap Growth Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b) Registration as Investment Company. The Calvert Variable Series, Inc., of which the Calvert Social Small Cap Growth Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Social Small Cap Growth Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2006, 1,000,000,000 shares were outstanding; and no shares were held in the treasury. All of the outstanding shares of Calvert Social Small Cap Growth Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Social Small Cap Growth Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Calvert Social Small Cap Growth Portfolio may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of Calvert Social Small Cap Growth Portfolio for the year ended December 31, 2006, ("Calvert Social Small Cap Growth Portfolio Financial Statements"), to be delivered to Calvert Social Mid Cap Growth Portfolio, will fairly present the financial position of Calvert Social Small Cap Growth Portfolio as of December 31, 2006, and the results of their respective operations and changes in net assets for the year then ended.

(e) Authority Relative to the Plan. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of Calvert Social Small Cap Growth Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of the Calvert Variable Series, Inc. and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Social Small Cap Growth Portfolio are not parties to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of Calvert Social Small Cap Growth Portfolio whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Social Small Cap Growth Portfolio's Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2006, or otherwise previously disclosed to Calvert Social Mid Cap Growth Portfolio, none of which has been materially adverse to the business, assets, or results of operations of Calvert Social Small Cap Growth Portfolio.

(g) Litigation. To the knowledge of Calvert Social Small Cap Growth Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Social Small Cap Growth Portfolio or their respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Social Mid Cap Growth Portfolio under which no default exists, the Calvert Variable Series, Inc., on behalf of Calvert Social Small Cap Growth Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Calvert Social Small Cap Growth Portfolio have been filed for all taxable years up to and including the taxable year ended December 31, 2006, and all taxes payable pursuant to such returns have been paid. Calvert Social Small Cap Growth Portfolio has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Calvert Social Small Cap Growth Portfolio since commencement of operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Calvert Social Small Cap Growth Portfolio as of the Effective Time of the Reorganization will be owned by the Calvert Variable Series, Inc. on behalf of Calvert Social Small Cap Growth Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Calvert Social Small Cap Growth Portfolio will cooperate with Calvert Social Mid Cap Growth Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Calvert Social Mid Cap Growth Portfolio the information relating to Calvert Social Small Cap Growth Portfolio required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Calvert Social Small Cap Growth Portfolio:

(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Social Mid Cap Growth Portfolio, insofar as it relates to the Calvert Social Small Cap Growth Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Social Small Cap Growth Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8. CONDITIONS TO OBLIGATIONS OF CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

The obligations of Calvert Social Mid Cap Growth Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Calvert Social Small Cap Growth Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Calvert Social Small Cap Growth Portfolio since December 31, 2006. Calvert Social Mid Cap Growth Portfolio shall have received a certificate from Calvert Social Small Cap Growth Portfolio satisfactory in form and substance to Calvert Social Mid Cap Growth Portfolio indicating that they have met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. Calvert Social Mid Cap Growth Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Social Mid Cap Growth Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Social Small Cap Growth Portfolio and the shareholders of Calvert Social Small Cap Growth Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Social Small Cap Growth Portfolio in connection with the Reorganization, and on such other written representations as Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Calvert Social Small Cap Growth Portfolio nor the Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio Shares to the shareholders of Calvert Social Small Cap Growth Portfolio in exchange for their shares of capital stock of Calvert Social Small Cap Growth Portfolio;

(ii) the shareholders of Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Social Mid Cap Growth Portfolio Shares received by Calvert Social Small Cap Growth Portfolio's shareholders will be the same as the basis of the shares of capital stock of Calvert Social Small Cap Growth Portfolio surrendered in the exchange, the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of Calvert Social Small Cap Growth Portfolio will include the period during which the shares of Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Social Small Cap Growth Portfolio's assets acquired by Calvert Social Mid Cap Growth Portfolio will be the same as the basis of such assets to Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of Calvert Social Small Cap Growth Portfolio in the hands of Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by Calvert Social Small Cap Growth Portfolio.

(d) Opinion of Counsel. Calvert Social Mid Cap Growth Portfolio shall have received the opinion of counsel for the Calvert Social Small Cap Growth Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Mid Cap Growth Portfolio, to the effect that:

(i) Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Social Small Cap Growth Portfolio is a series of the Calvert Variable Series, Inc.; and

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by the Calvert Variable Series, Inc. and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of the Calvert Variable Series, Inc. and its series, the Calvert Social Small Cap Growth Portfolio.

9. CONDITIONS TO OBLIGATIONS OF CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

The obligations of the Calvert Social Small Cap Growth Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Variable Series, Inc.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Social Mid Cap Growth Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Social Mid Cap Growth Portfolio since December 31, 2006. As of the Effective Time of the Reorganization, Calvert Social Small Cap Growth Portfolio shall have received a certificate from Calvert Social Mid Cap Growth Portfolio satisfactory in form and substance to Calvert Social Small Cap Growth Portfolio indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Calvert Social Small Cap Growth Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Social Small Cap Growth Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Social Mid Cap Growth Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Social Small Cap Growth Portfolio in connection with the Reorganization, and on such other written representations as Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither Calvert Social Small Cap Growth Portfolio nor Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio Shares to the shareholders of Calvert Social Small Cap Growth Portfolio in exchange for their shares of capital stock of Calvert Social Small Cap Growth Portfolio;

(ii) the shareholders of Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Social Mid Cap Growth Portfolio Shares received by Calvert Social Small Cap Growth Portfolio's shareholders will be the same as the basis of the shares of capital stock of Calvert Social Small Cap Growth Portfolio surrendered in the exchange, and the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of Calvert Social Small Cap Growth Portfolio will include the period during which the shares of Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Social Small Cap Growth Portfolio assets acquired by Calvert Social Mid Cap Growth Portfolio will be the same as the basis of such assets to Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of Calvert Social Small Cap Growth Portfolio in the hands of Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by Calvert Social Small Cap Growth Portfolio.

(e) Opinion of Counsel. Calvert Social Small Cap Growth Portfolio shall have received the opinion of counsel for Calvert Social Mid Cap Growth Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Small Cap Growth Portfolio, to the effect that:

(i) Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Social Mid Cap Growth Portfolio is a series of Calvert Variable Series, Inc.;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by Calvert Social Mid Cap Growth Portfolio and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of Calvert Variable Series, Inc. and its series, Calvert Social Mid Cap Growth Portfolio;

(iv) Calvert Social Mid Cap Growth Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Social Mid Cap Growth Portfolio.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Calvert Social Small Cap Growth Portfolio, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Calvert Social Small Cap Growth Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Social Mid Cap Growth Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Social Mid Cap Growth Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Social Mid Cap Growth Portfolio.

(d) Calvert Social Mid Cap Growth Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Social Small Cap Growth Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Social Small Cap Growth Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach Plan is made by Calvert Social Small Cap Growth Portfolio.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Calvert Social Small Cap Growth Portfolio, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2007, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE SERIES, INC. on behalf of the Calvert Social Small Cap Growth Portfolio

Attest:
By:	/s/ Lancelot A. King	By: /s/ Barbara J. Krumsiek
	Lancelot A. King	Name: Barbara J. Krumsiek
Title: Chairperson

CALVERT VARIABLE SERIES, INC. on behalf of the Calvert Social Mid Cap Growth Portfolio

By:	/s/ Robert O'Meara	By: /s/ William Lester
	Robert O'Meara	Name: William Lester
Title: President

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PROXY

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

The undersigned hereby appoints William M. Tartikoff and Barbara J. Krumsiek, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting (the "Meeting") of Shareholders of the Calvert Social Small Cap Growth Portfolio, to be held at the offices of Calvert Variable Series, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on September 27, 2007, at 9:00 a.m. (Eastern Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

NOTE: Please sign this card exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR the proposal.

PLEASE VOTE, SIGN, AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Has your address changed?	Do you have any comments?
__________________________________	__________________________________
__________________________________	__________________________________

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

The Board of Directors recommends a vote For the resolution to the right.

1. To approve the Agreement and Plan of Reorganization providing for the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio, as described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization.

For	Against	Abstain
_______	_______	_______

Please sign as your name appears on this Proxy
X_________________________________________	______________
Date

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FORM N-14
PART B

ACQUISITION OF THE ASSETS AND LIABILITIES OF
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO,
A SERIES OF CALVERT VARIABLE SERIES, INC.

IN EXCHANGE FOR SHARES OF
CALVERT SOCIAL MID CAP GROWTH PORTFOLIO,
A SERIES OF CALVERT VARIABLE SERIES, INC.

4500 MONTGOMERY AVENUE, SUITE 1000N
BETHESDA, MARYLAND 20814
800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

August ___, 2007

This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., a Maryland corporation, with and into the Calvert Social Mid Cap Growth Portfolio, also a series of Calvert Variable Series, Inc.

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August __, 2007 (the "Prospectus/Proxy Statement") of the Calvert Social Mid Cap Growth Portfolio, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio. In exchange, the Calvert Social Mid Cap Growth Portfolio would assume all of the liabilities of the Calvert Social Small Cap Growth Portfolio and distribute its shares to the Calvert Social Small Cap Growth Portfolio's shareholders in complete liquidation of the Calvert Social Small Cap Growth Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Calvert Variable Series, Inc., 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

TABLE OF CONTENTS

I.	Additional Information about the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio	__
II.	Financial Statements	__

FORM N-14
PART B

I. Additional Information about the Calvert Variable Series, Inc., Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio.

Additional information about the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio is incorporated by reference to the current Prospectuses and Statements of Additional Information, dated April 30, 2007 for both Portfolios. These Prospectuses and Statements of Additional Information have each been filed with the Securities and Exchange Commission.

II. Financial Statements.

This Statement of Additional Information incorporates by reference the Annual Report for the year ended December 31, 2006, and the Semi-Annual Report for the period ended June 30, 2006, including the reports of KPMG LLP, of the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio (the "Reports"), which contain historical financial information regarding both Portfolios. The Reports have been filed with the Securities and Exchange Commission. The Reports were also sent to variable annuity contract owners and variable life insurance policyholders on or about April 30, 2007 and are incorporated by reference into this Prospectus/Proxy Statement and Statement of Additional Information.

Pro forma financial statements of the Calvert Social Mid Cap Growth Portfolio are provided on the following pages.

[INSERT PRO FORMAS HERE]

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PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $12 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

ITEM 16. EXHIBITS.

(1)(a)	Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.
(1)(b)	Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.
(1)(c)	Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, dated 4/22/97, accession number 0000708950-97-000006.
(1)(d)

Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, dated 2/12/98, accession number 0000708950-98-000002.

(2)	Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, dated 4/30/99, accession number 0000708950-99-000009.
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization filed herewith.
(5)

Specimen Stock Certificate (inapplicable). See the following Articles and Sections in the Articles of Incorporation filed as Exhibit (1)(a): 7(d), and 8, and the following sections of the Bylaws filed as exhibit (2); article 1, article 5, article 8.

(6)(a)

Investment Advisory Agreement for Calvert Asset Management Company, Inc., (Calvert Portfolios) incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.
Investment Advisory Agreement for Calvert Asset Management Company Inc. (Ameritas Portfolios) incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(b)

Subadvisory Agreement with Atlanta Capital Management Company (Calvert Social Equity), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

(6)(c)

Subadvisory Agreement with SSgA Funds Management, Inc. (Calvert Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

(6)(d)

Subadvisory Agreement with Fred Alger Management, Inc. (Ameritas Income and Growth, and Ameritas Midcap Growth), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(e)

Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500) (superceded), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(f)

Subadvisory Agreement with Harris Associates L.P. (Ameritas Focused Midcap Value) (superceded), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(g)

Subadvisory Agreement with OFI Institutional Asset Management, Inc. (Ameritas Small Company) incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(a)

Subadvisory Agreement with Thornburg Investment Management, Inc. (Ameritas Core Strategies), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(h)	Subadvisory Agreement with Eagle Asset Management (Ameritas Small Cap), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.
(6)(i)

Subadvisory Agreement with New Amsterdam Partners LLC (Calvert Social Balanced) incorporated by reference to Post-Effective Amendment No. 52, dated April 28, 2006, accession number 0000708950-06-000008.

(6)(j)

Subadvisory Agreement with Acadian Asset Management, Inc. (Calvert Social International Equity) incorporated by reference to Post-Effective Amendment No. 52, dated April 28, 2006, accession number 0000708950-06-000008.

(6)(k)	Agreement with New Amsterdam Partners LLC (Calvert Social Mid Cap Growth) incorporated by reference to Post-Effective Amendment No. 52, dated April 28, 2006, accession number 0000708950-06-000008.
(6)(l)

Subadvisory Agreement with Summit Investment Partners, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(m)

Subadvisory Agreement with RiverSource Investments, LLC, (Ameritas Midcap Value), incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(6)(n)

Subadvisory Agreement with Bridgeway Capital Management, Inc. (Calvert Social Small Cap Growth) incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(7)

Underwriting (Distribution) Agreement, incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.
Underwriting (Distribution) Schedules I, II & III, incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.

(8)	Not Applicable.
(9)	Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.
(10)	Not Applicable.
(11)	Draft Opinion of Counsel, filed herewith.
(12)	Draft Opinion and Consent of Counsel on Tax Matters, filed herewith.
(13)	Not Applicable.
(14)	Draft Consent of Independent Public Registered Accounting Firm, filed herewith.
(15)	Not Applicable.
(16)	Power of Attorney Forms, incorporated by reference to Post-Effective Amendment No. 53, dated April 30, 2007, accession number 0000708950-07-000010.
(17)	Not Applicable.

ITEM 17. UNDERTAKINGS

Not Applicable

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an Officer of the Registrant as an Officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the Directors, Officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland, on this 9th day of July 2007.

CALVERT VARIABLE SERIES, INC.

By: ____________**_________

Barbara J. Krumsiek

Director and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 9, 2007.

Signature	Title
__________**____________ Barbara J. Krumsiek	Director and Chairman

__________**____________ Ronald M. Wolfsheimer	Treasurer

__________**____________ Arthur J. Pugh	Director

__________**____________ Frank H. Blatz, Jr.	Director

__________**____________ Alice Gresham	Director

__________**____________ M. Charito Kruvant	Director

__________**_____________ Cynthia H. Milligan	Director

__________**____________ William Lester	Director

**By Lancelot A. King as Attorney-in-fact, pursuant to Power of Attorney
/s/ Lancelot A. King